UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 29, 2024
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd.,	Suite 2100,	Dallas,	TX	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Explanatory Note
Applied Digital Corporation is filing this Amendment No. 1 to its Current Report on Form 8-K (this “Amendment”), originally filed with the Securities Exchange Commission (the “SEC”) on August 30, 2024 (the “Original 8-K”), solely to replace an incorrect version of the Consent, Waiver and Third Amendment to the Prepaid Advance Agreements that was inadvertently filed as Exhibit 10.5 to the Original 8-K. The correct version of the Consent, Waiver and Third Amendment to the Prepaid Advance Agreements, which is the version executed and delivered among the parties thereto, is filed as Exhibit 10.5 hereto and supersedes and replaces in its entirety Exhibit 10.5 to the Original 8-K. Pursuant to Rule 12b-15 of the Securities Exchange Act of 1934, as amended, this Amendment sets forth the complete text of Item 9.01 of the Original 8-K, as amended. This Amendment does not amend or change any of the information previously disclosed in the Original Form 8-K. Interested parties should refer to the Original 8-K for Items 1.01, 3.02, 5.03, 8.01 and the prior exhibits filed pursuant to Item 9.01.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3.1*	Certificate of the Designations, Powers, Preferences and Rights of Series F Convertible Preferred Stock.
10.1*	Form of Securities Purchase Agreement.
10.2*	Form of Registration Rights Agreement.
10.3*	Irrevocable Proxy, dated August 30, 2024, by YA II PN, LTD.
10.4*	Consent, Waiver and Second Amendment to Prepaid Advance Agreements, dated August 21, 2024, by and between Applied Digital Corporation and YA II PN, LTD.
10.5	Consent, Waiver and Third Amendment to Prepaid Advance Agreements, dated August 29, 2024, by and between Applied Digital Corporation and YA II PN, LTD.
99.1*	Press Release dated August 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*     Previously filed.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	September 4, 2024	By:	/s/ David Rench
		Name:	David Rench
		Title:	Chief Financial Officer